UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-08748
Wanger Advisors Trust
(Exact name of registrant as specified in charter)

71 S Wacker Dr.
Suite 2500
Chicago, IL 60606, USA
(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, Massachusetts 02210

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, Massachusetts 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(312)

634-9200
Date of fiscal year end:
Last Day of

December
Date of reporting period:
December 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders
Wanger Acorn
WUSAX
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about Wanger Acorn (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Wanger Acorn	$ 96	0.95%
Management's Discussion of Fund Performance
The performance of the Fund for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Stock selection
| Selections in the financials, health care and consumer staples sectors boosted the Fund’s results most during the annual period.
Allocations
| Smaller allocations to the materials and energy sectors and a larger allocation to the industrials sector buoyed Fund results during the annual period.
Individual holdings
| Positions in Natera, Inc., a genetic testing company; Williams-Sonoma, Inc., a home products retailer; Curtiss-Wright Corp., a global integrated aerospace and defense contractor; Credo Technology Group Holding Ltd., a manufacturer of circuits and cables for connectivity solutions; and FTAI Aviation Ltd., which maintains and leases commercial jet engines, were among the top contributors to Fund performance.
Top Performance Detractors
Stock selection
| Selections in the information technology, consumer discretionary and materials sectors hurt the Fund’s results during the annual period.
Allocations
| Small weightings in the financials and communication services sectors detracted.
Individual holdings
| Fund positions in Five Below, Inc., a specialty value retailer; Atkore, Inc., a leading manufacturer of electrical, mechanical, safety and infrastructure products; Sprout Social, Inc., a provider of online social media management tools for businesses; Repligen Corp., a global life sciences company; and WillScot Holdings Corp., which offers turnkey office space and storage solutions, were among the top detractors during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Wanger Acorn (a)	14.18	4.58	8.12
Russell 2500 ® Growth Index	13.90	8.08	9.45
Russell 3000 ® Index (b)	23.81	13.86	12.55
(a)
The Fund’s performance prior to May 1, 2022 reflects returns achieved pursuant to a strategy with a different market capitalization limit on the companies in which the Fund invested a majority of its assets. If the Fund’s current strategies had been in place for the prior periods, results shown would have been different.

(b)
Effective August 1, 2024, the Fund compares its performance to the Russell 3000
®
Index, a broad-based performance index as required by new regulatory requirements. The Fund’s performance also continues to be compared to Russell 2500
®
Growth Index, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund Statistics
Fund net assets	$ 516,308,769
Total number of portfolio holdings	104
Investment advisory fee (represents 0.74% of Fund average net assets)	$ 3,916,102
Portfolio turnover for the reporting period	82%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject
to change.
Top Holdings
Churchill Downs, Inc.	2.6%
Bio-Techne Corp.	2.4%
FTAI Aviation Ltd.	2.4%
Five Below, Inc.	2.4%
GCM Grosvenor, Inc., Class A	2.2%
Curtiss-Wright Corp.	2.2%
Glaukos Corp.	2.1%
SPX Technologies, Inc.	2.0%
BJ's Wholesale Club Holdings, Inc.	1.9%
Blue Owl Capital, Inc.	1.9%
Asset Categories
Equity Sector Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
Columbia Wanger funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Wanger Asset Management, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.  Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager joined the Board of Trustees on March 1, 2025.  Prior to such date, the registrant’s Board of Trustees had determined that Diane Lob, who resigned from the Board effective February 28, 2025, qualified as “audit committee financial expert,” as such term is defined in Form N-CSR.  Ms. Lob was an “independent” member of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Audit fees (a)	33,143	31,947	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	13,795	15,850	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	581,000	577,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Wanger Acorn
Annual Financial Statements and Additional Information
December 31, 2024
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Wanger Acorn | 2024

Portfolio of Investments
December 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.8%
Issuer	Shares	Value ($)
Consumer Discretionary 17.7%
Automobile Components 3.4%
Dorman Products, Inc.(a)	61,817	8,008,392
Modine Manufacturing Co.(a)	83,351	9,662,882
Total		17,671,274
Diversified Consumer Services 1.0%
Bright Horizons Family Solutions, Inc.(a)	47,980	5,318,583
Hotels, Restaurants & Leisure 4.7%
Churchill Downs, Inc.	101,978	13,618,142
Dutch Bros, Inc., Class A(a)	29,170	1,527,925
Portillo’s, Inc., Class A(a)	351,568	3,304,739
Wingstop, Inc.	7,254	2,061,587
Xponential Fitness, Inc., Class A(a)	271,241	3,648,191
Total		24,160,584
Household Durables 3.7%
Champion Homes, Inc.(a)	111,618	9,833,546
SharkNinja, Inc.(a)	26,435	2,573,711
TopBuild Corp.(a)	21,871	6,809,317
Total		19,216,574
Leisure Products 0.9%
Brunswick Corp.	67,401	4,359,497
Specialty Retail 3.6%
Five Below, Inc.(a)	115,413	12,113,748
Williams-Sonoma, Inc.	33,399	6,184,827
Total		18,298,575
Textiles, Apparel & Luxury Goods 0.4%
Kontoor Brands, Inc.	25,436	2,172,489
Total Consumer Discretionary		91,197,576
Consumer Staples 3.6%
Consumer Staples Distribution & Retail 1.9%
BJ’s Wholesale Club Holdings, Inc.(a)	111,836	9,992,546
Household Products 1.0%
WD-40 Co.	21,291	5,166,900
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Care Products 0.7%
elf Beauty, Inc.(a)	29,274	3,675,351
Total Consumer Staples		18,834,797
Energy 2.0%
Energy Equipment & Services 1.2%
TechnipFMC PLC	174,137	5,039,525
Tidewater, Inc.(a)	24,624	1,347,179
Total		6,386,704
Oil, Gas & Consumable Fuels 0.8%
Permian Resources Corp.	280,513	4,033,777
Total Energy		10,420,481
Financials 8.7%
Banks 1.2%
Lakeland Financial Corp.	44,031	3,027,572
Western Alliance Bancorp	35,526	2,967,842
Total		5,995,414
Capital Markets 5.7%
Blue Owl Capital, Inc.	424,091	9,864,357
Carlyle Group, Inc. (The)	72,299	3,650,376
GCM Grosvenor, Inc., Class A	935,719	11,481,272
Houlihan Lokey, Inc., Class A	25,197	4,375,711
Total		29,371,716
Insurance 1.8%
Oscar Health, Inc., Class A(a)	139,712	1,877,729
Ryan Specialty Holdings, Inc., Class A	119,545	7,670,007
Total		9,547,736
Total Financials		44,914,866
Health Care 21.6%
Biotechnology 6.8%
Absci Corp.(a)	382,504	1,002,161
Crinetics Pharmaceuticals, Inc.(a)	28,140	1,438,798
Cytokinetics, Inc.(a)	34,380	1,617,235
Exact Sciences Corp.(a)	156,558	8,796,994
Insmed, Inc.(a)	58,508	4,039,392
Natera, Inc.(a)	55,605	8,802,272
Revolution Medicines, Inc.(a)	66,930	2,927,518
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn  | 2024

Portfolio of Investments (continued)
December 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Sarepta Therapeutics, Inc.(a)	27,116	3,297,035
Vaxcyte, Inc.(a)	16,594	1,358,385
Viking Therapeutics, Inc.(a)	39,856	1,603,805
Total		34,883,595
Health Care Equipment & Supplies 4.3%
Glaukos Corp.(a)	73,460	11,014,592
Integer Holdings Corp.(a)	42,009	5,567,033
Lantheus Holdings, Inc.(a)	24,019	2,148,740
Masimo Corp.(a)	22,290	3,684,537
Total		22,414,902
Health Care Providers & Services 1.5%
Alignment Healthcare, Inc.(a)	180,911	2,035,249
Encompass Health Corp.	40,677	3,756,521
HealthEquity, Inc.(a)	22,261	2,135,943
Total		7,927,713
Life Sciences Tools & Services 7.8%
BioLife Solutions, Inc.(a)	118,967	3,088,383
Bio-Techne Corp.	171,483	12,351,920
Bruker Corp.	63,632	3,730,108
Charles River Laboratories International, Inc.(a)	28,985	5,350,631
DNA Script(a),(b),(c),(d)	2,550	257,644
ICON PLC(a)	4,965	1,041,210
Maravai LifeSciences Holdings, Inc., Class A(a)	524,979	2,861,136
Medpace Holdings, Inc.(a)	15,279	5,076,142
Repligen Corp.(a)	44,333	6,381,292
Total		40,138,466
Pharmaceuticals 1.2%
Intra-Cellular Therapies, Inc.(a)	53,026	4,428,731
Structure Therapeutics, Inc., ADR(a)	57,723	1,565,448
Total		5,994,179
Total Health Care		111,358,855
Industrials 22.0%
Aerospace & Defense 3.4%
Curtiss-Wright Corp.	31,391	11,139,724
Moog, Inc., Class A	31,211	6,143,573
Total		17,283,297
Building Products 0.3%
Janus International Group, Inc.(a)	200,985	1,477,240
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 0.8%
VSE Corp.	45,206	4,299,091
Construction & Engineering 2.6%
MYR Group, Inc.(a)	35,439	5,272,260
Sterling Infrastructure, Inc.(a)	35,078	5,908,889
WillScot Holdings Corp.(a)	67,699	2,264,532
Total		13,445,681
Electrical Equipment 1.4%
Atkore, Inc.	86,213	7,194,475
Ground Transportation 0.7%
Saia, Inc.(a)	7,892	3,596,621
Machinery 5.0%
Esab Corp.	59,790	7,171,213
Mueller Water Products, Inc., Class A	364,907	8,210,407
SPX Technologies, Inc.(a)	72,898	10,608,117
Total		25,989,737
Marine Transportation 0.8%
Matson, Inc.	30,474	4,109,114
Professional Services 4.6%
Alight, Inc., Class A	765,408	5,296,623
KBR, Inc.	36,002	2,085,596
Parsons Corp.(a)	93,531	8,628,235
Paylocity Holding Corp.(a)	39,468	7,872,682
Total		23,883,136
Trading Companies & Distributors 2.4%
FTAI Aviation Ltd.	84,890	12,227,555
Total Industrials		113,505,947
Information Technology 19.8%
Electronic Equipment, Instruments & Components 1.5%
Celestica, Inc.(a)	16,596	1,531,811
Coherent Corp.(a)	46,452	4,400,398
Ingram Micro Holding Corp.(a)	95,839	1,858,318
Total		7,790,527
IT Services 1.8%
Globant SA(a)	44,162	9,469,216
The accompanying Notes to Financial Statements are an integral part of this statement.

Wanger Acorn  | 2024

Portfolio of Investments (continued)
December 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.7%
Astera Labs, Inc.(a)	18,288	2,422,246
Credo Technology Group Holding Ltd.(a)	110,930	7,455,605
Lattice Semiconductor Corp.(a)	77,931	4,414,791
Onto Innovation, Inc.(a)	10,487	1,747,868
Semtech Corp.(a)	132,838	8,216,031
Total		24,256,541
Software 11.8%
Alkami Technology, Inc.(a)	161,448	5,921,913
Braze, Inc., Class A(a)	81,261	3,403,211
CyberArk Software Ltd.(a)	14,743	4,911,630
Dynatrace, Inc.(a)	106,203	5,772,133
Gen Digital, Inc.	134,170	3,673,575
Gitlab, Inc., Class A(a)	48,867	2,753,655
Informatica, Inc., Class A(a)	154,823	4,014,560
Monday.com Ltd.(a)	15,542	3,659,208
Samsara, Inc., Class A(a)	48,202	2,105,945
Sprout Social, Inc., Class A(a)	77,663	2,385,031
SPS Commerce, Inc.(a)	29,357	5,401,394
Tenable Holdings, Inc.(a)	82,570	3,251,607
Varonis Systems, Inc.(a)	99,433	4,417,808
Workiva, Inc., Class A(a)	61,589	6,743,996
Zeta Global Holdings Corp., Class A(a)	121,216	2,180,676
Total		60,596,342
Total Information Technology		102,112,626
Materials 1.0%
Metals & Mining 1.0%
ATI, Inc.(a)	92,586	5,095,934
Total Materials		5,095,934
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 1.4%
Real Estate Management & Development 1.4%
Colliers International Group, Inc.	54,561	7,418,659
Total Real Estate		7,418,659
Total Common Stocks (Cost $408,659,023)		504,859,741

Exchange-Traded Equity Funds 1.5%
	Shares	Value ($)
Sector 1.5%
SPDR S&P Biotech ETF(e)	86,385	7,779,833
Total Exchange-Traded Equity Funds (Cost $8,105,196)		7,779,833

Money Market Funds 2.3%

Columbia Short-Term Cash Fund, 4.573%(f),(g)	4,741,546	4,740,598
Dreyfus Government Cash Management Fund, Institutional Shares, 4.360%(f),(h)	7,128,975	7,128,975
Total Money Market Funds (Cost $11,868,862)		11,869,573
Total Investments in Securities (Cost: $428,633,081)		524,509,147
Other Assets & Liabilities, Net		(8,200,378)
Net Assets		516,308,769
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn  | 2024

Portfolio of Investments (continued)
December 31, 2024
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2024, the total value of these securities amounted to $257,644, which represents 0.05% of total net assets.

(c)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At December 31, 2024, the total market value of these securities amounted to $257,644, which represents 0.05% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
DNA Script	10/01/2021	2,550	2,223,535	257,644

(d)	Valuation based on significant unobservable inputs.
(e)	All or a portion of this security was on loan at December 31, 2024. The total market value of securities on loan at December 31, 2024 was $6,997,662.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2024.
(g)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.573%
	16,636,337	146,960,425	(158,852,850)	(3,314)	4,740,598	3,309	422,948	4,741,546

(h)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■
  Level 1 – quoted prices in active markets for identical securities
■
  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■
  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Typical Level 3 securities include any security fair valued by the Valuation Committee (the Committee) which typically relies on significant unobservable inputs.
The Board of Trustees has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized the Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the valuation policies and procedures approved by the Board of Trustees (the Policies).
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the Investment Manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Investment Manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The accompanying Notes to Financial Statements are an integral part of this statement.

Wanger Acorn  | 2024

Portfolio of Investments (continued)
December 31, 2024
Fair value measurements (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	91,197,576	—	—	91,197,576
Consumer Staples	18,834,797	—	—	18,834,797
Energy	10,420,481	—	—	10,420,481
Financials	44,914,866	—	—	44,914,866
Health Care	111,101,211	—	257,644	111,358,855
Industrials	113,505,947	—	—	113,505,947
Information Technology	102,112,626	—	—	102,112,626
Materials	5,095,934	—	—	5,095,934
Real Estate	7,418,659	—	—	7,418,659
Total Common Stocks	504,602,097	—	257,644	504,859,741
Exchange-Traded Equity Funds	7,779,833	—	—	7,779,833
Money Market Funds	11,869,573	—	—	11,869,573
Total Investments in Securities	524,251,503	—	257,644	524,509,147
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn  | 2024

Statement of Assets and Liabilities
December 31, 2024

Assets
Investments in securities, at value*
Unaffiliated issuers (cost $423,893,194)	$519,768,549
Affiliated issuers (cost $4,739,887)	4,740,598
Receivable for:
Investments sold	377,633
Capital shares sold	49,952
Dividends	76,933
Securities lending income	4,342
Foreign tax reclaims	3,390
Expense reimbursement due from Investment Manager	1,761
Prepaid expenses	13,511
Total assets	525,036,669
Liabilities
Due upon return of securities on loan	7,128,975
Payable for:
Investments purchased	540,386
Capital shares redeemed	444,622
Investment advisory fee	10,439
Service fees	97,440
Administration fees	705
Compensation of chief compliance officer	98
Other expenses	79,841
Deferred compensation of board members	425,394
Total liabilities	8,727,900
Net assets applicable to outstanding capital stock	$516,308,769
Represented by
Paid in capital	471,909,810
Total distributable earnings (loss)	44,398,959
Total - representing net assets applicable to outstanding capital stock	$516,308,769
Shares outstanding	33,929,395
Net asset value per share	15.22
* Includes the value of securities on loan	6,997,662
The accompanying Notes to Financial Statements are an integral part of this statement.

Wanger Acorn  | 2024

Statement of Operations
Year Ended December 31, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$1,408,397
Dividends — affiliated issuers	422,948
Income from securities lending — net	23,523
Foreign taxes withheld	(5,325)
Total income	1,849,543
Expenses:
Investment advisory fee	3,916,102
Service fees	619,558
Administration fees	264,602
Custodian fees	9,152
Printing and postage fees	63,474
Accounting services fees	32,447
Legal fees	153,186
Compensation of chief compliance officer	1,790
Compensation of board members	73,146
Deferred compensation of board members	80,161
Other	36,371
Total expenses	5,249,989
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(222,560)
Total net expenses	5,027,429
Net investment loss	(3,177,886)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	68,578,341
Investments — affiliated issuers	3,309
Net realized gain	68,581,650
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,539,853
Investments — affiliated issuers	(3,314)
Net change in unrealized appreciation (depreciation)	4,536,539
Net realized and unrealized gain	73,118,189
Net increase in net assets resulting from operations	$69,940,303
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn  | 2024

Statement of Changes in Net Assets

	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations
Net investment loss	$(3,177,886)	$(1,497,006)
Net realized gain	68,581,650	4,124,179
Net change in unrealized appreciation (depreciation)	4,536,539	90,882,200
Net increase in net assets resulting from operations	69,940,303	93,509,373
Increase (decrease) in net assets from capital stock activity	(82,790,837)	17,507,781
Total increase (decrease) in net assets	(12,850,534)	111,017,154
Net assets at beginning of year	529,159,303	418,142,149
Net assets at end of year	$516,308,769	$529,159,303

	Year Ended		Year Ended
	December 31, 2024		December 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Shares sold	332,200	4,719,350	420,029	5,071,262
Fund reorganization	—	—	5,916,758	70,883,229
Shares redeemed	(6,111,121)	(87,510,187)	(4,798,423)	(58,446,710)
Total net increase (decrease)	(5,778,921)	(82,790,837)	1,538,364	17,507,781
The accompanying Notes to Financial Statements are an integral part of this statement.

Wanger Acorn  | 2024

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2024	2023	2022	2021	2020
Per share data
Net asset value, beginning of period	$13.33	$10.95	$25.74	$24.63	$22.26
Income from investment operations:
Net investment income (loss)	(0.09)	(0.04)	(0.06)	(0.19)	(0.12)
Net realized and unrealized gain (loss)	1.98	2.42	(8.14)	2.36	4.78
Total from investment operations	1.89	2.38	(8.20)	2.17	4.66
Less distributions to shareholders from:
Net investment income	—	—	—	(0.20)	—
Net realized gains	—	—	(6.59)	(0.86)	(2.29)
Total distributions to shareholders	—	—	(6.59)	(1.06)	(2.29)
Net asset value, end of period	$15.22	$13.33	$10.95	$25.74	$24.63
Total return	14.18%(a)	21.74%(a)	(33.46%)	8.90%	24.23%
Ratios to average net assets
Total gross expenses(b)	0.99%	0.99%	1.01%(c)	1.08%	1.10%
Total net expenses(b)	0.95%	0.96%	1.01%(c)	1.08%	1.10%
Net investment loss	(0.60)%	(0.31)%	(0.40)%	(0.71)%	(0.61)%
Supplemental data
Portfolio turnover	82%	65%	119%	70%	92%
Net assets, end of period (in thousands)	$516,309	$529,159	$418,142	$685,554	$708,343

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn  | 2024

Notes to Financial Statements
December 31, 2024
Note 1. Organization
Wanger Acorn (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is CWAM through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures approved by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by

Wanger Acorn  | 2024

Notes to Financial Statements (continued)
December 31, 2024
the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2024, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2024:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger Acorn
Securities lending transactions
Equity securities	$6,997,662	$—	$—	$—	$6,997,662
Gross amount of recognized liabilities for securities lending (collateral received)					7,128,975
Amounts due to counterparty in the event of default					$131,313
Wanger Acorn  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2024:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	7,128,975
Total Liabilities	7,128,975
Total Financial and Derivative Net Assets	(7,128,975)
Financial Instruments	6,997,662
Net Amount (a)	(131,313)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.

Wanger Acorn  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Investment management fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%
For the year ended December 31, 2024, the effective investment advisory fee rate was 0.74% of the Fund’s average daily net assets.
Advisory Affiliates
The Investment Manager and its investment advisory affiliates, including Columbia Management (Affiliates), may coordinate in providing services to their clients. These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. The Investment Manager
Wanger Acorn  | 2024

Notes to Financial Statements (continued)
December 31, 2024
engages employees of Affiliates to provide portfolio management services to the Fund. These employees provide services to the Investment Manager pursuant to personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
Specifically, pursuant to such arrangements, employees of Affiliates, including Columbia Management and Threadneedle International Limited, serve as “associated persons” of the Investment Manager and, in this capacity, serve as Fund portfolio managers and provide portfolio management services to the Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and the Fund’s Chief Compliance Officer, consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Fund’s compliance policies and procedures.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2024, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2024 was 0.12% of the Fund’s average daily net assets.

Wanger Acorn  | 2024

Notes to Financial Statements (continued)
December 31, 2024
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Other expenses waived/reimbursed by the Investment Manager and its affiliates
Through April 30, 2025, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), do not exceed the annual rate of 0.95% of the Fund’s average daily net assets. This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, net operating loss reclassification and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
3,101,736	42,124	(3,143,860)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
For the years ended December 31, 2024 and December 31, 2023, there were no distributions.
At December 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(46,595,793)	91,420,146
At December 31, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
433,089,001	116,118,590	(24,698,444)	91,420,146
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Wanger Acorn  | 2024

Notes to Financial Statements (continued)
December 31, 2024
The following capital loss carryforwards, determined at December 31, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(42,572,098)	(4,023,695)	(46,595,793)	69,403,587
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $424,532,524 and $497,191,920, respectively, for the year ended December 31, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2024.

Wanger Acorn  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Note 8. Fund reorganization
At the close of business on April 21, 2023, the Fund acquired the assets and assumed the identified liabilities of Wanger Select (the Acquired Fund), a series of Wanger Advisors Trust. The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held in December 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $444,473,441 and the combined net assets immediately after the reorganization were $515,356,670.
The reorganization was accomplished by a tax-free exchange of 10,431,451 shares of the Acquired Fund valued at $70,883,229 (including $781,384 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued 5,916,758 shares.
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on January 1, 2023, the Fund’s pro-forma results of operations for the year ended December 31, 2023 would have been approximately:
($)
Net investment loss	(1,257,000)
Net realized gain	1,156,000
Net change in unrealized appreciation/(depreciation)	99,928,000
Net increase in net assets from operations	99,827,000
Note 9. Significant risks
Health care sector risk
The Fund is vulnerable to the particular risks that may affect companies in the health care sector. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrials sector risk
The Fund is vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
Wanger Acorn  | 2024

Notes to Financial Statements (continued)
December 31, 2024
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Shareholder concentration risk
At December 31, 2024, one unaffiliated shareholder of record owned 23.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 53.1% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
A joint special meeting of shareholders (the Meeting) of the series of Wanger Advisors Trust (the Trust) will be held on February 26, 2025, at which shareholders will be asked to elect fifteen nominees to the Board of Trustees of the Trust. It is anticipated that the current Trustees of the Board will resign shortly after the election of the nominees.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could

Wanger Acorn  | 2024

Notes to Financial Statements (continued)
December 31, 2024
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Wanger Acorn  | 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger Acorn
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger Acorn (one of the funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent, issuer of privately offered security and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 24, 2025
We have served as the auditor of one or more investment companies in the Wanger Advisors Trust since 2004.

Wanger Acorn  | 2024

[THIS PAGE INTENTIONALLY LEFT BLANK]

Wanger Acorn
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses and/or summary prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2024 Columbia Management Investment Advisers, LLC.
ANN7064_12_D01_(02/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in "Compensation of board members" and "Deferred compensation of board members" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.  Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in "Compensation of chief compliance officer" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Principal Accounting and Financial Officer

Date	February 24, 2025